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                               JOHN HANCOCK TRUST

                          SUPPLEMENT DATED JUNE 1, 2005

                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2005

The disclosure under "When-Issued Securities ("Forward Commitments") is amended and restated as follows:

      2.  WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

      In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

      Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its records liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

                           UBS GLOBAL ASSET MANAGEMENT

The following supplements the disclosure under "APPENDIX III - Information Regarding Portfolio Managers of the Trust Portfolios - UBS Global Asset Management."

The following table shows the experience as investment professional of John Leonard and certain key members of the team over the last five years. The table also shows the dollar range of shares of the fund owned by each as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans - as this portfolio is sub-advised, no team members owned shares of the portfolio.



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
                                                                                                     Dollar Range
                                         Positions Over                                              of Fund
Portfolio Leader     Since   Employer*   Past Five Years                                             Shares Owned
-----------------------------------------------------------------------------------------------------------------
John C. Leonard      1995    UBS GAM     Head of  N.A. Equities                                      $0
                                         Deputy Global head of Equities
                                         Managing Director

Thomas M. Cole       1985    UBS GAM     Head of Research N.A. Equities                              $0
                                         Managing Director

Thomas Digenan       1995    UBS GAM     N.A. Equity Strategist (since 2001)                         $0
                                         Executive Director
                                         President, Mutual Funds (1993 to 2001)

Scott Hazen          1995    UBS GAM     N.A. Equity Strategist (since 2004)                         $0
                                         Executive Director
                                         Client Service and Relationship Management (1992 to 2004)

* including predecessor firms

      Accounts under management. The following table provides information relating to other accounts managed by Mr. Leonard and the North American Equities team as of December 31, 2004:

                                           Registered   Other Pooled
                                           Investment    Investment      Other
                                           Companies      Vehicles      Accounts
                                           ---------      --------      --------
Number of Accounts Managed                       21            10            60*
Number of Accounts Managed with
Performance-Based Advisory Fees                None          None          None
Assets Managed (in millions)                $10,293       $ 2,100       $ 8,559
Assets Managed with Performance-Based
Advisory Fees (in millions)                    None          None          None

*approximately, also includes wrap model as one account

Changes in the fund's Portfolio Management Team. No changes in the fund's Portfolio Management Team occurred during the year ended December 31, 2004 other than the addition of Mr. Hazen as noted above.

      Conflicts. The Portfolio Management Team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.


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      Compensation. The portfolio managers receive a base salary and incentive compensation based on their personal performance.

UBS's compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of UBS's investment professionals with the interests of UBS's clients. Overall compensation can be grouped into four categories:

      [ ] Competitive salary, benchmarked to maintain competitive compensation opportunities.

      [ ] Annual bonus, tied to individual contributions and investment performance.

      [ ] UBS equity awards, promoting company-wide success and employee retention.

      [ ] Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because UBS values our proprietary research, UBS has designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. UBS believes that this system closely aligns our analysts' incentives with UBS's clients.

UBS AG equity. Many of UBS's senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.


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Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for UBS's senior staff.


                                PACIFIC RIM TRUST

The following supplements the disclosure under "APPENDIX III - Information Regarding Portfolio Managers of the Trust Portfolios - MFC Global Investment Management (U.S.A.) Limited."

PORTFOLIO MANAGERS. The Portfolio Managers of the Pacific Rim Trust are:

Pacific Rim Trust: Seton Lor and Pauline Dan.

Other Accounts Managed As of December 31, 2004, Pauline Dan served as portfolio manager for (i) 3 pooled investment accounts with approximately $443 million in total net assets and (ii) 6 other accounts with approximately $1.15 billion in total net assets. Ms. Dan did not manage any other registered investment companies as of December 31, 2004.


                             LARGE CAP GROWTH TRUST

The portfolio manager to John Hancock Large Cap Growth Trust has changed to Joseph Day.

The following replaces the information for Large Cap Growth Trust under "APPENDIX III - Information Regarding Portfolio Managers of the Trust Portfolios" section in the Statement of Additional Information:

      Joseph Day is the portfolio manager of Large Cap Growth Trust and receives compensation for his services. As of April 30, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

      The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 1000 Growth Index for the period October 1, 2000 through April 30, 2002 and the S&P 500 Index for the period beginning May 1, 2002 through the current measurement period and the pre-tax investment performance of the equity assets of the fund within the Lipper Growth Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-


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tax investment performance of the portfolio manager's fund(s) and account(s)
relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.

      The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

      The following table provides information relating to other accounts managed by Mr. Day as of April 30, 2005:

                                       REGISTERED     OTHER POOLED
                                       INVESTMENT      INVESTMENT        OTHER
                                       COMPANIES*       VEHICLES        ACCOUNTS
                                       ----------       --------        --------
NUMBER OF
ACCOUNTS MANAGED                              3               1              21

NUMBER OF
ACCOUNTS MANAGED
WITH PERFORMANCE-
BASED ADVISORY FEES                           0               0               0

ASSETS MANAGED
(IN MILLIONS)                               599             202          30,005

ASSETS MANAGED
WITH PERFORMANCE-                             0               0               0
BASED ADVISORY
FEES (IN MILLIONS)

* Includes Large Cap Growth Trust ($432 (in millions) assets managed).


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      The dollar range of shares of Large Cap Growth Trust beneficially owned by
Mr. Day as of April 30, 2005, was $0.




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